                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of Earliest Event Reported): January 24, 2000


                        TRANSAMERICAN ENERGY CORPORATION
                        --------------------------------
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
                                    --------
                 (State or other jurisdiction of incorporation)


        33-85930                                       76-0441642
        --------                                       ----------
(Commission File Number)                            (I.R.S. Employer
                                                   Identification No.)


                 1300 North Sam Houston Parkway East, Suite 200
                              Houston, Texas 77032
                 ----------------------------------------------
          (Address of principal executive offices, including zip code)


                                 (281) 986-8822
                                 --------------
              (Registrant's telephone number, including area code)

ITEM 1.            CHANGES IN CONTROL OF REGISTRANT.

                   Not applicable.

ITEM 2.            ACQUISITION OR DISPOSITION OF ASSETS.

                   Not applicable.

ITEM 3.            BANKRUPTCY OR RECEIVERSHIP.

                   Not applicable.

ITEM 4.            CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

                   Not applicable.

ITEM 5.            OTHER EVENTS.

                   On January 24, 2000, the Registrant filed its Monthly Operating Report for the period ended December 31, 1999 with the U.S. Bankruptcy Court for the Southern District of Texas, Corpus Christi Division. A copy of the Monthly Operating Report is being filed as an exhibit hereto.

ITEM 6.            RESIGNATIONS OF REGISTRANT'S DIRECTORS.

                   Not applicable.

ITEM 7.            FINANCIAL STATEMENTS AND EXHIBITS.

                   (a)     Financial statements of businesses acquired:

                           Not applicable.

                   (b)     Pro forma financial information:

                           Not applicable.

                   (c)     Exhibits:

                           99.1  --  Monthly Operating Report for the period
                                     ended December 31, 1999, as filed with the U.S. Bankruptcy Court for the Southern District of Texas, Corpus Christi Division.

ITEM 8.            CHANGE IN FISCAL YEAR.

                   Not applicable.

ITEM 9.            SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S.

                   Not applicable.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   TRANSAMERICAN ENERGY CORPORATION


                                   By:       /s/ Ed Donahue
                                      -----------------------------
                                   Name:     Ed Donahue
                                   Title:    Vice President


Dated:  January 25, 2000

                                    EXHIBITS


Exhibit
Number            Description
------            -----------

99.1              Monthly Operating Report for the period ended December 31, 1999, as filed with the U.S. Bankruptcy Court for the Southern District of Texas, Corpus Christi
                  Division